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                                                           OMB APPROVAL
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                                                   OMB NUMBER:         3235-0145
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                          Exhibit I to Amendment No. 2


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                         (AMENDMENT NO.       1      )*
                                       --------------



                             SHILOH INDUSTRIES, INC.
--------------------------------------------------------------------------------
                                (Name of Issuer)

                    Common stock, par value $0.01 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   824543102
                              --------------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [ ]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                               Page 8 of 21 pages

CUSIP No.    824543102                13G               Page   2  of   6   Pages
             ---------                                        ---     ---

---------------------------------------------------------------------------------------------------------------------------------
1      NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                  B.A.T Industries p.l.c.

----------------------------------------------------------------------------------------------------------------------------------
2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                                (a) [ ]

                                                                                                                        (b) [ ]
----------------------------------------------------------------------------------------------------------------------------------
3      SEC USE ONLY


----------------------------------------------------------------------------------------------------------------------------------
4      CITIZENSHIP OR PLACE OF ORGANIZATION

                  England

----------------------------------------------------------------------------------------------------------------------------------
                               5 SOLE VOTING POWER

                                      -0-

                               ---------------------------------------------------------------------------------------------------
                               6 SHARED VOTING POWER
  NUMBER OF
   SHARES                             1,183,500
BENEFICIALLY
   OWNED BY                    ---------------------------------------------------------------------------------------------------
    EACH                       7 SOLE DISPOSITIVE POWER
  REPORTING
   PERSON                             -0-
    WITH
                               ---------------------------------------------------------------------------------------------------
                               8 SHARED DISPOSITIVE POWER

                                      1,183,500

----------------------------------------------------------------------------------------------------------------------------------
9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                  1,183,500

----------------------------------------------------------------------------------------------------------------------------------
10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                                [ ]

                  N.A.

----------------------------------------------------------------------------------------------------------------------------------
11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                  9.1%

----------------------------------------------------------------------------------------------------------------------------------
12     TYPE OF REPORTING PERSON*

                   HC

----------------------------------------------------------------------------------------------------------------------------------


                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                               Page 9 of 21 pages

CUSIP No.    824543102                13G               Page   3  of   6   Pages
             ---------                                        ---     ---


---------------------------------------------------------------------------------------------------------------------------------
1       NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                Farmers Group, Inc.

----------------------------------------------------------------------------------------------------------------------------------
2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                               (a) [ ]

                                                                                                                        (b) [ ]
----------------------------------------------------------------------------------------------------------------------------------
3       SEC USE ONLY


----------------------------------------------------------------------------------------------------------------------------------
4       CITIZENSHIP OR PLACE OF ORGANIZATION

                Nevada

----------------------------------------------------------------------------------------------------------------------------------
                              5  SOLE VOTING POWER

                                      -0-

                              ----------------------------------------------------------------------------------------------------
  NUMBER OF                   6  SHARED VOTING POWER
   SHARES
BENEFICIALLY                          1,183,500
  OWNED BY
   EACH                       ----------------------------------------------------------------------------------------------------
 REPORTING                    7  SOLE DISPOSITIVE POWER
  PERSON
   WITH                               -0-

                              ----------------------------------------------------------------------------------------------------
                              8  SHARED DISPOSITIVE POWER

                                      1,183,500

----------------------------------------------------------------------------------------------------------------------------------
9       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                1,183,500

----------------------------------------------------------------------------------------------------------------------------------
10      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                               [ ]

                N.A.

----------------------------------------------------------------------------------------------------------------------------------
11      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                9.1%

----------------------------------------------------------------------------------------------------------------------------------
12      TYPE OF REPORTING PERSON*

                 IL

----------------------------------------------------------------------------------------------------------------------------------


                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 10 of 21 pages

                 Item 4 of the Statement on Schedule 13G, dated February 9, 1994, filed by B.A.T Industries p.l.c. and Farmers Group, Inc., is hereby amended and restated to read in its entirety as follows:


Item 4           Ownership
------           ---------

                          (a)     Amount Beneficially Owned:

                                        1,183,500

                                  The shares being reported were acquired by various subsidiaries of Farmers Group Inc. by insurance exchanges for which Farmers Group Inc. acts as attorney-in-fact or by benefit plans for employees of Farmers Group Inc. and its subsidiaries for which Farmers Group Inc. has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

                          (b)     Percent of Class:

                                        9.1%

                          (c)     Number of shares as to which person has:

                                  (i)      Sole voting power:          -0-
                                  (ii)     Shared voting power:        1,183,500
                                  (iii)    Sole disposition power:     -0-
                                  (iv)     Shared disposition power:   1,183,500





                              Page 11 of 21 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995                  By: /s/ Anthony Robert Holliman
                                           -------------------------------------
                                           Name:  Anthony Robert Holliman
                                           Title:  Assistant Corporate Secretary





                              Page 12 of 21 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        FARMERS GROUP, INC.


Dated February 9, 1995                  By: /s/ Maryann Seltzer
                                            ------------------------------------
                                            Name:  Maryann Seltzer
                                            Title:  Corporate Secretary





                              Page 13 of 21 pages